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                                                                   EXHIBIT 10.49


                              RESOLUTION NO. 97-22


            A RESOLUTION GRANTING BEACH CABLE, INC. THE RIGHT TO ASSIGN ITS NON-EXCLUSIVE PERMIT TO LOCATE, CONSTRUCT, MAINTAIN, AND OPERATE A TELEVISION CABLE DISTRIBUTION SYSTEM IN THE CITY OF PANAMA CITY BEACH, FLORIDA TO KNOLOGY OF PANAMA CITY, INC.


      WHEREAS, the City Council of Panama City Beach, Florida (the "City"), has, by Resolution 92-7 (the "Permit"), granted a non-exclusive permit authorizing Beach Cable, Inc. (the "Permittee"), to locate, construct, maintain, and operate a television cable distribution system ("Cable System") in the City of Panama City Beach, Florida; and

      WHEREAS, L. Charles Hilton, Jr., the sole stockholder of the Permittee, wishes to convert his ownership interest in the Permittee to an ownership interest in Knology Holdings, Inc., a Delaware Corporation ("Knology"), through a transaction in which Knology of Panama City, Inc., a Delaware corporation and wholly owned subsidiary of Knology, and the Permittee will be merged; and

      WHEREAS, the Permittee and Knology are in the process of negotiating a merger agreement to effectuate the merger transactions; and

      WHEREAS, Section Fourteen of the Permit states that after completion of the Cable System, the Permittee shall have a right to assign the Permit, but only subject to, and after obtaining, the approval of the City; and

      WHEREAS, the said proposed merger might be considered an assignment of said Permit to Knology of Panama City, Inc., the corporation which will result from the proposed merger; and

      WHEREAS, the City believes that such merger will be in the public interest;

      NOW, THEREFORE, BE IT RESOLVED by the City of Panama City Beach, Florida, that the proposed assignment of said Permit to Knology of Panama City, Inc. is hereby approved subject to consummation of a merger agreement between Permittee and Knology, provided that Knology shall notify the City in writing promptly after the consummation of the merger transaction, and

      BE IT FURTHER RESOLVED that the approval granted by this Resolution shall expire at midnight, January 31, 1998, if the merger transactions between Permittee and Knology have
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      not been consummated by that time.

      PASSED, APPROVED, AND ADOPTED THIS 3RD DAY OF DECEMBER, 1997.

                                                CITY OF PANAMA CITY BEACH



                                                By:   /s/ Philip W. Griffitts
                                                      -----------------------
                                                      Philip W. Griffitts,
Mayor

ATTEST:

/s/ Mark Schnitker
------------------
Mark Schnitker, City Clerk


A CERTIFIED, TRUE COPY OF RESOLUTION 97-22, DULY AND PROPERLY ADOPTED BY THE PANAMA CITY BEACH CITY COUNCIL, IN SPECIAL SESSION, THIS 3RD DAY OF DECEMBER, 1997.



/s/ Mark Schnitker
------------------
MARK B. SCHNITKER, CITY CLERK